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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 16, 2002





                             SIGNATURE EYEWEAR, INC.
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             (Exact Name of Registrant as Specified in its Charter)




         California                 0-23001                      95-3876317
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(State or Other Jurisdiction      (Commission                 (I.R.S. Employer
     of Incorporation)            File Number)               Identification No.)




                              498 North Oak Street
                               Inglewood, CA 90302
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                    (Address of Principal Executive Offices)




                                 (310) 330-2700
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                         (Registrant's Telephone Number)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On October 16, 2002, Signature Eyewear, Inc. engaged Singer, Lewak, Greenbaum & Goldstein ("SLGG") as its independent auditors to audit its financial statements for its fiscal year ending October 31, 2002. This decision was approved by the Board of Directors of the Company. Prior to such engagement, the Company did not consult with SLGG regarding the application of accounting principles to a specific, completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements.

         Altschuler, Melvoin and Glasser LLP of California ("AM&G of California") has resigned as the Company's independent auditors on October 16, 2002 following completion of the audit for the year ended October 31, 2001 due to the fact that it has determined that it would no longer audit public companies through its Los Angeles office because of the departure of the firm's partner in charge of audits of companies required to file periodic reports with the Securities and Exchange Commission. As a result of this partner's departure, AM&G of California will no longer be acting as independent auditors for reporting companies.

         During the Company's two most recent fiscal years and through October 18, 2002: (i) the Company had no disagreements with AM&G of California, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of AM&G of California, would have caused it to make reference to the subject matter of the disagreement in connection with its report; and
(ii) AM&G of California did not advise the Company of any of the events requiring reporting in this Form 8-K under Item 304(a)(iv)(B).

         No report of AM&G of California on the financial statements of the Company for either of the past two years contained an adverse opinion or disclaimer of opinion or was modified as to audit scope or accounting principles. AM&G of California's report on the financial statements of the Company for the fiscal year ended October 31, 2001 contained a going concern modification.

         The Company provided AM&G of California with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of AM&G of California's letter, dated October 16, 2002, stating its agreement with such statements.




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c).  Exhibit 16.  Letter of Altschuler, Melvoin and Glasser LLP
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 18, 2002                              SIGNATURE EYEWEAR, INC.



                                              By: /s/ Michael Prince
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                                                  Michael Prince
                                                  Chief Financial Officer